Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of RVL Pharmaceuticals plc (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Markison, Chief Executive Officer and Chairman of the Board of Directors of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

1
Date: August 14, 2023	/s/ Brian Markison
Brian Markison
Chief Executive Officer and Chairman of the Board of Directors
(Principal Executive Officer) (Principal Financial Officer)